Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



              In connection with the Annual Report of Score One, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 filed with the Securities and Exchange Commission (the "Report"), we, Hoi-ho Kiu, Chief Executive Officer of the Company, and Lai Ming Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


                                   /s/ Hoi-ho Kiu
                                   ----------------------------
                                   Hoi-ho Kiu
                                   Chief Executive Officer
                                   April 13, 2006


                                   /s/ Lai Ming Lau
                                   ----------------------------
                                   Lai Ming Lau
                                   Chief Financial Officer
                                   April 13, 2006